                                                                   Exhibit 10.13
                                                                   -------------

                             CONSENT TO AMENDMENT

          CONSENT TO AMENDMENT, dated as of April 16, 1999 and effective as of January 1, 1999, acknowledged by JFAX.COM, Inc., a Delaware corporation (the "Company") and executed by the undersigned (the "Investors").

                                   RECITALS
                                   --------

          WHEREAS, the Investors and JFAX Communications, Inc. are parties to a Preferred Stock and Warrants Purchase Agreement (the "Agreement"), dated as of July 2, 1998;

          WHEREAS, the Investors own 4,000 shares of Series A Usable Redeemable Preferred Stock (the "Preferred Stock") of the Company and 2,000,000 Warrants to purchase 2,000,000 shares of common stock of the Company (the "Warrants"), both of which were issued pursuant to the Agreement; and

          WHEREAS, the Investors are holders of a majority in interest of the Preferred Stock and a majority in interest of the Warrants.

          NOW, THEREFORE, the Investors hereby consent to amend the Agreement, and the Company acknowledges such amendment, as follows:

          Section 1. Amendment.  Pursuant to Section 11.B. of the Agreement,
                     ---------
which permits the Agreement to be amended by the holders of a majority in interest of the Preferred Stock and a majority in interest of the Warrants, the Investors hereby consent to amend the Agreement by deleting Section 4.C. and
Section 4.D. from the Agreement.



ACKNOWLEDGED BY:
JFAX.COM, INC.



By:     /s/ Richard S. Ressler
     ----------------------------
     Name: Richard S. Ressler
     Title: Chief Executive Officer
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          IN WITNESS WHEREOF, the Investors have caused this Consent to be executed and delivered by their respective officers thereunto duly authorized as of the effective date written above.


ORCHARD/JFAX INVESTORS, L.L.C.
10960 Wilshire Blvd., 5th Floor
Los Angeles, California  90024
New York, New York  10019
Attention:  Richard Ressler
                                    500 Shares of Stock:
                                      Series A Preferred Stock:

By:    /s/ Richard S. Ressler       250,000 Warrants to purchase
     --------------------------     250,000 shares of Common Stock
     Name:  Richard S. Ressler
            Manager

DLJ CAPITAL CORPORATION
277 Park Avenue
New York, NY  10172
                                    2,800 Shares of
                                      Series A Preferred Stock:

By:    /s/ Ivy Dodes                1,400,000 Warrants to purchase
     -------------------------      1,400,000 shares of Common Stock
     Name:  Ivy Dodes
     Title: Vice President

DLJ PRIVATE EQUITY EMPLOYEES FUND, L.P.
277 Park Avenue
New York, NY  10172

By:  DLJ LBO PLANS MANAGEMENT CORPORATION
       Its General Partner
                                    71 Shares of
                                      Series A Preferred Stock:

By:    /s/ Ivy Dodes                35,500 Warrants to purchase
     -------------------------      35,500 shares of Common Stock
     Name:  Ivy Dodes
     Title: Vice President

DLJ FUND INVESTMENT PARTNERS II, L.P.
277 Park Avenue
New York, NY  10172

By:  DLJ LBO PLANS MANAGEMENT CORPORATION
       Its General Partner
                                    629 Shares of
                                      Series A Preferred Stock:

By:    /s/ Ivy Dodes                314,500 Warrants to purchase
     -------------------------      314,500 shares of Common Stock
     Name:  Ivy Dodes
     Title: Vice President